UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant  / /
Filed by a Party other than the Registrant  / /

Check the appropriate box:
/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)
    (2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to 14a-12

                         COMMERCIAL FEDERAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment  of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

/ /       Fee paid previously with preliminary materials:
                                                         -----------------------

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                   [COMMERCIAL FEDERAL CORPORATION LETTERHEAD]




                                  April 2, 2004

                                 ANNUAL MEETING
                                  MAY 11, 2004




Dear Fellow Stockholder:

     You are cordially invited to attend the 2004 Annual Meeting of Stockholders of Commercial Federal Corporation (the "Corporation") to be held on Tuesday, May 11, 2004, at 10:00 a.m. Central Time at the Omaha Marriott Hotel, 10220 Regency Circle, Omaha, Nebraska. Your Board of Directors and Management look forward to greeting personally those stockholders able to attend.

     At this meeting, as set forth in the accompanying Notice of Annual Meeting and Proxy Statement, stockholders will be asked to consider and act upon the election of four directors for three-year terms (the Board having nominated Talton K. Anderson, James P. O'Donnell, Robert J. Hutchinson and Jane E. Miller for three-year terms) and the ratification of the appointment of Deloitte & Touche LLP as the Corporation's independent auditors for the year ending December 31, 2004. During the meeting, we will also report on the operations of the Corporation and its principal subsidiary, Commercial Federal Bank, a Federal Savings Bank. Directors and officers of the Corporation will be present to respond to any questions you may have.

     Your vote is important, regardless of the number of shares you own. We urge you to sign, date and mail the enclosed Proxy Card as soon as possible, even if you currently plan to attend the annual meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting.

     In closing, the Board would like to recognize Carl G. Mammel for his valuable contribution to our stockholders. Carl is retiring from the Board of Directors after 14 years of service. We want to acknowledge his outstanding leadership, wisdom and guidance. His service to the Board has been greatly appreciated.

     On behalf of your Board of Directors, thank you for your continued support.


                                   Sincerely,


                                   /s/ William A. Fitzgerald

                                   William A. Fitzgerald
                                   Chairman of the Board and
                                   Chief Executive Officer

--------------------------------------------------------------------------------
                         COMMERCIAL FEDERAL CORPORATION
                             13220 CALIFORNIA STREET
                              OMAHA, NEBRASKA 68154
                                 (402) 554-9200

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 11, 2004
--------------------------------------------------------------------------------


     NOTICE IS HEREBY GIVEN that the 2004 Annual Meeting of Stockholders (the "Meeting") of Commercial Federal Corporation (the "Corporation") will be held at the Omaha Marriott Hotel, 10220 Regency Circle, Omaha, Nebraska, on Tuesday, May 11, 2004, at 10:00 a.m Central Time.

     A Proxy Card and a Proxy Statement for the Meeting are enclosed.

     The Meeting is for the purpose of considering and acting upon:

          1.   The election of four directors for three-year terms;

          2. The ratification of Deloitte & Touche LLP as the Corporation's independent auditors for the year ending December 31, 2004; and

          3. Such other matters as may properly come before the Meeting or any adjournments or postponements thereof.

     NOTE: The Board of Directors is not aware of any other business to come before the Meeting.

     Any action may be taken on the foregoing matters at the Meeting on the date specified above or on any date or dates to which, by original or later adjournment or postponement, the Meeting may be adjourned or postponed. Pursuant to the Bylaws of the Corporation, the Board of Directors has fixed the close of business on March 24, 2004, as the record date for determination of the stockholders entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof.

     You are requested to sign and date the enclosed Proxy Card which is solicited by the Board of Directors and to mail it promptly in the enclosed postage-paid envelope. The proxy will not be used if you attend and vote at the Meeting in person.


                                        BY ORDER OF THE BOARD OF DIRECTORS


                                        /s/ Gary L. Matter

                                        GARY L. MATTER
                                        SECRETARY

Omaha, Nebraska
April 2, 2004

IT IS IMPORTANT THAT YOUR SHARES ARE REPRESENTED AND VOTED AT THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN, DATE AND PROMPTLY MAIL YOUR ENCLOSED PROXY CARD.

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                         COMMERCIAL FEDERAL CORPORATION
                             13220 CALIFORNIA STREET
                              OMAHA, NEBRASKA 68154
                                 (402) 554-9200

                       2004 ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 11, 2004
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

     This  Proxy  Statement  and  the  enclosed  Proxy  Card  are  furnished  in connection  with the  solicitation  of  proxies  by the  Board of  Directors  of
Commercial Federal Corporation (the "Corporation"), to be used at the 2004 Annual Meeting of Stockholders of the Corporation and at any adjournments or postponements thereof (the "Meeting") which will be held at the Omaha Marriott Hotel, 10220 Regency Circle, Omaha, Nebraska, on Tuesday, May 11, 2004, at 10:00 a.m Central Time. The accompanying Notice of Annual Meeting, this Proxy Statement and the Proxy Card are being first mailed to stockholders on or about April 2, 2004.

--------------------------------------------------------------------------------
                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

     The close of business on March 24, 2004, has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. At that date, the Corporation had outstanding 40,863,013 shares of common stock, par value $.01 per share (the "Common Stock"). Holders of Common Stock are entitled to one vote per share for the election of directors, subject to the right to cumulate votes as described below, and upon all matters on which stockholders are entitled to vote.

     Proxies solicited by the Board of Directors of the Corporation which are properly executed and returned to the Corporation will be voted at the Meeting, and any adjournments or postponements thereof, in accordance with the directions given thereon. Executed proxies on which no directions are indicated will be voted FOR the election of the Corporation's nominees named herein and FOR the ratification of Deloitte & Touche LLP as the Corporation's independent auditors for the year ending December 31, 2004. If any other matters are properly brought before the Meeting, the proxies solicited by the Board of Directors will be voted on such matters as determined by a majority of the Board. Other than the election of directors and the ratification of independent auditors, the Board of Directors is not currently aware of any other matters to be brought before the Meeting.

     The presence in person or by proxy of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Meeting is necessary to constitute a quorum. If a quorum is not present or represented by proxy, the stockholders entitled to vote, present or represented by proxy, have the power to adjourn the Meeting from time to time, without notice other than an announcement at the Meeting, until a quorum is present or represented. Assuming a quorum is present, under Nebraska law directors shall be elected by a plurality of votes cast by stockholders at the Meeting (abstention and broker non-votes not being considered in determining the outcome of the election).

     Pursuant to the Bylaws of the Corporation and Nebraska law, every stockholder entitled to vote for the election of directors has the right to vote the number of shares owned thereby for as many persons as there are directors to be elected, or to cumulate votes by multiplying the number of shares held by such stockholder by the number of directors to be elected and to cast such votes for one director or distribute them among any number of candidates. Unless otherwise indicated by the stockholder, a vote FOR the Board of Directors' nominees on the accompanying Proxy Card will give the proxies named therein discretionary authority to cumulate all votes to which the stockholder is entitled and to allocate such votes in favor of one or more of the Board's nominees, as the proxies may determine. Additionally, executed proxies will confer discretionary authority on the proxies named therein to vote with respect to the election of any person recommended by the Board of Directors as a director where the nominee is unable to serve or for good cause will not serve (an event not now anticipated).

     Execution of a Proxy Card will not affect your right to attend the Meeting and to vote in person. A stockholder executing a proxy may revoke such proxy at any time before it is voted by (i) filing a written notice of revocation with the Secretary of the Corporation at the address provided above, (ii) filing a duly executed proxy bearing a later date, or (iii) attending and voting in person at the Meeting. Attendance at the Meeting without voting will not revoke a proxy previously executed and duly submitted by you.

--------------------------------------------------------------------------------
                             PRINCIPAL STOCKHOLDERS
--------------------------------------------------------------------------------

     Persons and groups owning in excess of 5.0% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Based upon such reports, the following table sets forth, as of March 24, 2004, certain information as to the Common Stock beneficially owned by the stockholder owning in excess of 5.0% of the Corporation's outstanding Common Stock.

                                                                            Percent of Shares
Name and Address                          Amount and Nature of              of Common Stock
of Beneficial Owner                        Beneficial Ownership                  Outstanding
-------------------                       ---------------------             ------------------
Barclays Global Investors, N.A. (1)            3,053,943 (1)                       7.47%
45 Fremont Street
San Francisco, CA 94105

--------------

(1) Shares are beneficially owned by Barclays Global Investors, N.A. and various affiliated entities, which have sole voting and dispositive power over 2,714,562 shares of Common Stock.

     The following table sets forth certain information as to the Common Stock beneficially owned as of March 24, 2004 by the director of the Corporation who is not standing for reelection, by each of the executive officers listed in the Summary Compensation Table on page 12 and by all executive officers and directors of the Corporation and Commercial Federal Bank, a Federal Savings Bank (the "Bank") as a group.

                                                                            Percent of Shares
                                           Amount and Nature of              of Common Stock
Name of Beneficial Owner                Beneficial Ownership (1)(2)              Outstanding
------------------------                ---------------------------        ------------------------
Carl G. Mammel                                    193,265                          *
William A. Fitzgerald                           1,206,358                         2.90%
Robert J. Hutchinson                              180,657                          *
David S. Fisher                                   152,018                          *
John S. Morris                                     59,675                          *
Lauren W. Kingry                                   53,124                          *

All Executive Officers and Directors
   as a Group (17 persons)                      2,603,278                         6.11%

* Less than 1% of the Corporation's outstanding Common Stock.
-------------------
(1) Includes certain shares of Common Stock owned by businesses in which the director or executive officer is an officer or major stockholder, or by spouses or as a custodian or trustee for minor children, over which shares the named individual or all executive officers and directors as a group effectively exercise sole or shared voting and investment power, unless otherwise indicated.
(2)  Includes 70,765, 736,422,  163,332,  136,655,  54,000, 39,966 and 1,759,628
     shares, respectively, which Messrs. Mammel, Fitzgerald, Hutchinson, Fisher, Morris and Kingry and all executive officers and directors as a group have the right to purchase pursuant to the exercise of stock options within 60 days of March 24, 2004, as well as stock held in retirement accounts or funds for the benefit of the named individuals or group.

--------------------------------------------------------------------------------
                       PROPOSAL I -- ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

     The Corporation's Board of Directors is composed of eleven members. The Corporation's Articles of Incorporation provide that directors are to be elected for terms of three years, approximately one-third of whom are to be elected annually. Four directors will be elected at the Meeting to serve three-year terms, or until their respective successors have been elected and qualified. The Corporation's Board of Directors has nominated Talton K. Anderson, James P. O'Donnell, Robert J. Hutchinson and Jane E. Miller for these seats, all of whom are currently members of the Board, except for Ms. Jane E. Miller who is a member of the Board of the Corporation's wholly owned subsidiary, the Bank. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board knows of no reason why any of the Corporation's nominees might be unavailable to serve.

     The Board of Directors intends to vote all of the shares for which it is given proxies, to the extent permitted thereunder, FOR the election of the Board's nominees and intends to cumulate votes so as to maximize the number of such nominees elected to serve as directors of the Corporation.

     The following table sets forth the names of the Board's nominees for election as directors and of those directors who will continue to serve as such after the Meeting. Also set forth is certain other information with respect to each person's age, the year he or she became a director, the expiration of his or her term as a director, and the number and percentage of shares of Common Stock beneficially owned at March 24, 2004. At present, each director of the Corporation is also a member of the Board of Directors of the Bank.

                                         Year First Elected                     Shares of Common Stock
                            Age at          or Appointed       Current Term      Beneficially Owned at     Percent
       Name             March 24, 2004       as Director         to Expire       March 24, 2004 (1)(2)    of Class
       ----             --------------       -----------         ---------       ---------------------    --------
                                                  BOARD NOMINEES FOR TERMS TO EXPIRE IN 2007

Talton K. Anderson           67                 1991                2004              124,983               *
James P. O'Donnell           56                 1991                2004               77,971               *
Robert J. Hutchinson         56                 2001                2004              180,657               *
Jane E. Miller               41                   -- (3)              -- (3)            5,000               *

                                                          DIRECTORS CONTINUING IN OFFICE

William A. Fitzgerald        66                 1984                2005            1,206,358             2.90%
Robert D. Taylor             57                 1996                2005              132,629               *
Aldo J. Tesi                 52                 1996                2005               46,071               *
Michael P. Glinsky           59                 1997                2006               68,684               *
Robert S. Milligan           59            1987-1999; 2003          2006               77,691               *
George R. Zoffinger          56                 1999                2006               51,939               *
Joseph J. Whiteside          62                 1999                2006               23,623               *

* Less than 1% of the Corporation's outstanding Common Stock.

---------------------

(1) Includes certain shares of Common Stock owned by businesses in which the director is an officer or major stockholder or by a spouse, or as a custodian or trustee for minor children, over which shares the named individual effectively exercises sole or shared voting and investment power, unless otherwise indicated. Also includes shares held in retirement accounts or funds for the benefit of the named individuals.
(2) Includes shares totaling 70,568 (Anderson), 69,394 (O'Donnell), 163,332 (Hutchinson), 5,000 (Miller), 736,422 (Fitzgerald), 64,550 (Taylor), 42,819
     (Tesi), 67,204 (Glinsky), 63,714 (Milligan), 50,821 (Zoffinger), and 22,511
     (Whiteside), which such individuals have the right to acquire within 60 days of March 24, 2004 pursuant to the exercise of stock options.
(3) Ms. Miller was appointed a director of the Bank in 2003 but does not presently serve as a director of the Corporation. Ms. Miller was recommended for nomination as a director of the Corporation by non-management directors serving on the Governance/Nominating Committee, the Corporation's Chief Executive Officer and other executive officers of the Corporation.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" EACH OF THE NOMINEES.

     The principal occupation of each director of the Corporation for the last five years is set forth below:

     TALTON K. (TAL) ANDERSON - Chairman of Performance Automotive Group and Baxter Chrysler Plymouth, Inc., and President of Lexus of Omaha and Lexus of Lincoln, all of which are automobile dealerships located in Omaha, Nebraska, and Lincoln, Nebraska. Mr. Anderson is also the owner and President of a reinsurance company.

     JAMES P. O'DONNELL - Executive Vice President,  Chief Financial Officer and
Corporate   Secretary  of  ConAgra   Foods,   Inc.,  an  Omaha,   Nebraska-based
international diversified food company.

     ROBERT J. HUTCHINSON - Director, President and Chief Operating Officer of the Corporation and the Bank. Mr. Hutchinson was appointed President and Chief Operating Officer of the Corporation and the Bank in May 2001. On May 8, 2001, Mr. Hutchinson was named a Director of both the Corporation and the Bank. Mr. Hutchinson served as Senior Vice President of the retail financial services division of Michigan National Bank, managing the $11 billion bank's 184 branches and sales team statewide through April 2001. Mr. Hutchinson also managed Michigan National Bank's residential mortgage joint venture, served on that bank's Executive Committee and Asset and Liability Committee and was a member of the Retail and Direct Worldwide Leadership Team of the bank's former owner, National Australia Bank. Prior to assuming responsibility for retail management in 1996, Mr. Hutchinson was Senior Vice President of Small Business Banking for Michigan National Bank, managing sales, credit management and back office operations for both small business and mortgage. Mr. Hutchinson also managed Non-Branch Delivery, significantly expanding non-traditional channels including telephone banking, ATMs and debit cards.

     JANE E. MILLER - Chief Operating Officer and Executive Vice President of The Gallup Organization, Omaha, Nebraska. Ms. Miller joined Gallup in 1980, became Vice President of Operations in 1992 and assumed her current role in 2000. Gallup is a performance management and consulting organization.

     WILLIAM A. FITZGERALD - Chairman of the Board and Chief Executive Officer of the Corporation and the Bank.

     ROBERT D. TAYLOR - Mr. Taylor has served as President and Chief Executive Officer of Executive AirShare Corporation, Wichita, Kansas since November 2001. Executive AirShare charters, sells, and operates fractional jet and turboprop aircraft from its locations in Wichita, Kansas and Kansas City, Missouri. From August 1998 until September 2001, Mr. Taylor was President of Executive Aircraft Corporation, which sold, maintained and refurbished corporate jets. On August 23, 2002, Executive Aircraft Corporation filed a petition for Chapter 11 protection in the U.S. Bankruptcy Court for the District of Kansas. On December 30, 2002 the assets of Executive Aircraft Corporation were sold to a new entity, Wichita Executive Aircraft Corporation, of which Mr. Taylor is a Director. Mr. Taylor became President of Wichita Executive Aircraft Corporation in April 2003.

     Since October 1995, Mr. Taylor also owns and is President of Taylor Financial, a consulting and investment firm based in Wichita, Kansas. From January 1991 to October 1995, Mr. Taylor served as Chairman of the Board of Directors and Chief Executive Officer of Railroad Financial Corporation and its wholly owned subsidiary, Railroad Savings Bank, F.S.B. Railroad Financial Corporation was acquired by the Corporation. Since 1994, Mr. Taylor also has served as director of Elecsys Corporation, based in Lenexa, Kansas, which manufactures and imports custom liquid displays and provides electronic manufacturing services in the medical, aerospace, industrial and consumer product industries.

     ALDO J. TESI - President and Chief Executive Officer of Election Systems and Software since September 1999. Formerly the Group President of First Data Card Enterprise, a leading third-party provider of credit, debit, private label and commercial card processing services. Prior to this position, Mr. Tesi was President of First Data Resources from 1992 to 1997.

     MICHAEL P. GLINSKY - Managing Director of Glass Lewis & Company, LLC, Broomfield, Colorado, since July 2003. Glass Lewis & Company is an independent research company providing proxy advice and forensic accounting to institutional investors. Mr. Glinsky was a private investor from April 2001 to June 2003. Mr. Glinsky served as Executive Vice President and Chief Financial Officer of NorthPoint Communications Group, Inc., a broadband telecommunications company, from April 2000 until his resignation in March 2001. On January 16, 2001, NorthPoint Communications Group, Inc. filed a petition for Chapter 11 protection in the U.S. Bankruptcy Court for the Northern District of California. On March 22, 2001, NorthPoint sold its assets to AT&T and filed a petition for Chapter 7 liquidation on June 12, 2001. Mr. Glinsky was formerly the Executive Vice President and Chief Financial Officer of U S WEST, Inc., an international telecommunications, entertainment and directory and information services company, a position he held from 1996 to 1998. Mr. Glinsky served as managing partner of the Denver office of Coopers & Lybrand LLP from 1990 to 1996.

     ROBERT S. MILLIGAN - Chairman of MI Industries, a meat and animal protein processing company in Lincoln, Nebraska. Mr. Milligan joined MI Industries in 1977 and became Chairman and Chief Executive Officer in 1980. Mr. Milligan has served as Chairman since November 2003. Mr. Milligan also served as President of Oak Grove Farms, Inc., a pork production company in Lincoln, Nebraska, until September 2003. Mr. Milligan serves as the President of CBMC International, a Christian ministry with offices in Omaha, Nebraska and major cities in 85 nations throughout the world.

     GEORGE R. ZOFFINGER - President and Chief Executive Officer of New Jersey Sports and Exposition Authority since 2002. President and Chief Executive Officer of Constellation Capital Corporation from 1977 to 2002. Mr. Zoffinger served as President and Chief Executive Officer of Constellation Bank Corp. from December 1991 to December 1995 and as President and Chief Executive Officer of Value Property Trust from October 1995 to February 1998. Mr. Zoffinger serves as a director of New Jersey Resources Corporation and NTL Incorporated.

     JOSEPH J. WHITESIDE - Vice Chairman of PNC Financial Services Group, Inc., Pittsburgh, Pennsylvania since October 2002. Chairman and Chief Executive Officer of Homeside Lending, Inc., Jacksonville, Florida from September 2001 to September 2002. Since May 2000, Mr. Whiteside also served as a director of thinkorswim, Inc., a Chicago-based broker specializing in listed options. From 1996 to September 2001, Mr. Whiteside served as Executive Vice President and Senior Advisor to National Australia Bank and, from September 1999 to October 2002, served as the Chairman of WeatherWise USA, Inc., a Pittsburgh-based company that provides financial and other services to the public utilities industry. From 1994 to 1996, Mr. Whiteside served as Executive Vice President and Chief Financial Officer of Michigan National Corp., a bank holding company based in Farmington Hills, Michigan.

--------------------------------------------------------------------------------
                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
--------------------------------------------------------------------------------

     The Board of Directors conducts its business through meetings of both the Board and its committees, which permits the Board to more efficiently discharge its duties. During the year ended December 31, 2003, the Board of Directors held five meetings. No director attended fewer than 75% of the total meetings of the Board of Directors and committees on which such directors were members during the periods which such directors served.

     The following table describes the members of each of the Committees, its primary responsibilities and the number of meetings held during 2003:


                                                                                                                 Meetings
              Members                                            Responsibilities                              Held in 2003
              -------                                            ----------------                              ------------
               AUDIT
               -----

Michael P. Glinsky (Chairman)         o        Credit and operational risk management oversight                    Nine
Carl G. Mammel                        o        Annual report and related disclosures review and oversight
Robert S. Milligan                    o        Quarterly  financial  results and earnings release review and
Aldo J. Tesi                                   oversight
Joseph J. Whiteside                   o        Internal audit and regulatory compliance oversight
Sharon Marvin Griffin (ex-            o        Regulatory examination review and oversight
officio)                              o        Independent auditor appointment, review and oversight
                                      o        Pre-approval  of all audit and  non-audit  work  performed by independent auditor
                                      o        Key credit risk management policy ratification
                                      o        Handling of  complaints  related to auditing  and  accounting matters

              FINANCE
              -------

Talton K. Anderson (Chairman)         o        Oversight of risk management process for interest rate risk         Four
William A. Fitzgerald                 o        Oversight of Corporation's  hedging and valuation of mortgage
James P. O'Donnell                             servicing rights
Robert D. Taylor                      o        Oversight  of  Corporation's  trading and hedging  activities
George R. Zoffinger                            for secondary marketing of originated loans
Jane E. Miller (ex-officio)           o        Oversight of securities investment portfolio activities
Michael T. O'Neil (ex-officio)        o        Review policy and regulatory compliance with above activities

            COMPENSATION
            ------------

Carl G. Mammel (Chairman)             o        Approve   corporate   goals  and   objectives   relevant   to       Seven
Michael P. Glinsky                             compensation  of  the  Chief  Executive  Officer,  the  Chief
Aldo J. Tesi                                   Operating Officer and the Chief Financial Officer
George R. Zoffinger                   o        Set the annual  compensation for the Chief Executive Officer,
                                               and   review   and   recommend   to  the  Board  the   annual
                                               compensation  of the Chief  Operating  Officer  and the Chief
                                               Financial Officer
                                      o        Approve the achievement of
                                               corporate performance relative to
                                               the established annual
                                               performance goals and approve any
                                               annual Management Incentive Plan
                                               reward for the Chief Executive
                                               Officer, the Chief Operating
                                               Officer and the Chief Financial
                                               Officer
                                      o        Administer  the Stock  Option  and  Incentive  Plan(s) of the
                                               Corporation as specified in the Plan document
                                      o        Determine and recommend to the
                                               Board the stock option awards for
                                               the Chief Executive Officer, the
                                               Chief Operating Officer and the
                                               Chief Financial Officer
                                      o        Review directors'  compensation and make  recommendations for changes to the Board

                                       6

                                                                                                                 Meetings
              Members                                            Responsibilities                              Held in 2003
              -------                                            ----------------                              ------------

             EXECUTIVE
             ---------

William A. Fitzgerald (Chairman)      o        Exercise  the power and  authority  of the Board of Directors       Seven
James P. O'Donnell                             between  meetings,  except to the extent that such  authority
Robert D. Taylor                               shall be limited by the Nebraska Business Corporation Act
Aldo J. Tesi

            GOVERNANCE/
            -----------
             NOMINATING
             ----------

Aldo J. Tesi (Chairman)               o        Make  recommendations  to the Board regarding  candidates for        One
Robert D. Taylor                               election as Director
James P. O'Donnell                    o        Recommend standards for determining Director independence
                                               and review the qualifications and independence of members of the Board and its committees
                                      o        Oversee Director orientation and training
                                      o        Assess and make recommendations regarding Director
                                               compensation and retirement policy
                                      o        Review and make recommendations regarding the Board's
                                               committee structure and the functions, procedures and
                                               operation of committees
                                      o        Review and make recommendations
                                               regarding stockholder proposals
                                               and proposed amendments to the
                                               Corporation's Articles of
                                               Incorporation or Bylaws, and
                                               other corporate governance
                                               matters


GOVERNANCE/NOMINATING COMMITTEE

     The Board of Directors has adopted a Charter for the Governance/Nominating Committee. The Charter is available on the Corporation's website www.comfedbank.com. Each member of the Governance/Nominating Committee meets the
------------------
independence requirements of the New York Stock Exchange, the Exchange Act and the Corporation's Corporate Governance Guidelines.

     As provided in its charter, the Governance/Nominating Committee is responsible for identifying individuals to become directors of the Corporation and seeks input from the Board of Directors, the Chairman of the Board and executive management. In accordance with the Corporation's Corporate Governance Guidelines, the Governance/Nominating Committee's goal is to maintain a strong and diverse Board by continually assessing several factors, including the Board's diversity, business background, areas of expertise, current responsibilities, community involvement and expected period of time available for service. The Governance/Nominating Committee seeks nominees with backgrounds that bring strong business enterprise, Midwest retail experience, broad technology experience, and financial expertise. Preferred nominees would have appropriate business experience from previously or currently held executive positions, such as a Chief Financial Officer, Chief Operating Officer, President or Chief Executive Officer of a publicly traded company, large privately held company or mutual company located in the Corporation's operating regions.

     In addition to the candidate's experience and background, the Committee also considers the independence of the candidate as defined in the Corporation's Corporate Governance Guidelines and as in the rules of the New York Stock Exchange. The Committee also reviews the candidate's service on other boards of directors of public companies or other significant commitments involving affiliation with other businesses or governmental units. While there may be value to be gained from service on other boards of directors, such service may have legal and regulatory implications to the Corporation or may present recurrent conflicts. In accordance with the Corporation's Bylaws, no person who is a controlling person or management official of a federally insured depository institution (other than affiliates of the Corporation) that operates branches in any market in which the Bank operates branches shall be eligible to be nominated for service, or to serve, as a director of the Corporation.

     The  Governance/Nominating  Committee  will  consider  recommendations  for directorships submitted by stockholders. Stockholders who wish the Governance/Nominating Committee to consider their recommendations for nominees for the position of Director should submit their recommendations in writing to the Governance/Nominating Committee in care of the Secretary, Commercial Federal Corporation, 13220 California Street, Omaha, Nebraska 68154. Each such written recommendation must set forth (i) the name of the recommended candidate, (ii) the number of shares of stock of the Corporation which are beneficially owned by the stockholder making the recommendation and the recommended candidate, and
(iii) a detailed statement explaining why the stockholder believes the recommended candidate should be nominated for election as a director. In addition, the stockholder making such recommendation must promptly provide any other information reasonably requested by the Governance/Nominating Committee. In order to be considered by the Governance/Nominating Committee for nomination for election at an annual meeting of stockholders, the recommendation must be received by January 1 preceding that annual meeting. Recommendations by stockholders that are made in accordance with these procedures will receive the same consideration given to other candidates recommended by directors or executive management.

COMMUNICATIONS WITH DIRECTORS

     The Board of Directors of the Corporation has identified an independent director to serve as lead director who presides over executive sessions of the Board. Any stockholder wishing to send a written communication to a Director or Directors should send this communication to the lead director at the following address: Lead Director, c/o Ms. Kelly L. Sazama, Commercial Federal Corporation, 13220 California Street, Omaha, Nebraska 68154.

DIRECTOR ATTENDANCE AT ANNUAL MEETING

     The  Corporation's   Directors  are  strongly   encouraged  to  attend  the
Corporation's annual meeting of stockholders. All eleven Directors attended the Corporation's 2003 annual meeting of stockholders.

--------------------------------------------------------------------------------
                             EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Overview and Objectives

     The Compensation Committee (the "Committee") is composed exclusively of independent directors and includes Carl G. Mammel (Chairman), Michael P. Glinsky, Aldo J. Tesi, and George R. Zoffinger. The Committee is responsible for developing the Corporation's and the Bank's executive compensation policies generally, and for implementing those policies for the Corporation's executive officers and the Bank's senior executive officers (the Chairman of the Board and the Chief Executive Officer of the Corporation and the Bank, the President and Chief Operating Officer of the Corporation and the Bank, and the Chief Financial Officer of the Corporation and the Bank). The Chief Executive Officer of the Bank, under the direction and pursuant to the Charter of the Committee, implements the executive compensation policies for the remainder of the Bank's executive officers. The Corporation maintains structured compensation guidelines and reviews the structure and guidelines annually with the assistance of an outside professional consulting firm. During 2003, the Committee was assisted by Mercer Human Resources Consulting in the review of executive compensation practices to ensure its compensation practices were competitive in the marketplace and were not excessive or unreasonable.

     The Committee's overall objectives in designing and administering the specific elements of the Corporation's and the Bank's executive compensation program are as follows:

         o to align executive compensation to increases in stockholder value, as measured by favorable long-term operating results and continued strengthening of the Corporation's financial condition;
         o to provide incentives for executive officers to work towards achieving successful annual results as a step in fulfilling the Corporation's long-term operating results and strategic objectives;
         o to link, as closely as possible, executive officers' receipt of incentive awards with the attainment of specified performance objectives;
         o to maintain a competitive mix of total executive compensation with particular emphasis on awards directly related to increases in long-term stockholder value; and
         o to attract, retain and motivate top performing executive officers in a cost effective manner for the long-term success of the Corporation.

     The Committee and the Board of Directors strongly believes that it is in the best interests of stockholders to encourage ownership of stock by management. Accordingly, the Committee established the following guidelines on stock ownership.

                Chief Executive Officer       5 times annual salary
                Chief Operating Officer       5 times annual salary
                Chief Financial Officer       3 times annual salary
                Executive Vice Presidents     2 times annual salary
                Senior Vice Presidents        2 times annual salary
                First Vice Presidents         1.3 times annual salary

     In furtherance of the above objectives, the Corporation's executive compensation program for 2003 consisted of the following components:

     o BASE SALARY. The Committee makes recommendations to the Board concerning base salaries for executives considering regional and national surveys of salaries paid to executive officers of other financial institutions similar to the Corporation in size. The Committee's objective is to provide base salaries as well as the appropriate mix of total compensation that is reasonably competitive with total compensation paid for similar executive positions in the marketplace.

     o MANAGEMENT INCENTIVE PLAN. The Corporation maintains a Management Incentive Plan which provides for annual incentive compensation based on achieving a combination of Corporation and individual performance objectives. Under this plan, the Committee approves corporate performance objectives, such as earnings per share, at the beginning of the year. If the Corporation meets such objectives, an amount equal to 4.5% of net income after taxes is set aside for payment to executive officers (defined for purposes of the Management Incentive Plan as the Bank's Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, Executive, Senior, and First Vice Presidents) as short- and long-term compensation. Incentives are accrued through the year in anticipation of payment from the Plan. Under the Management Incentive Plan, executives are not eligible to receive an annual incentive compensation for plan years when the Corporation achieves less than 85% of the Corporation's predetermined performance goal. The distribution of awards under the Management Incentive Plan is triggered by the Corporation's achievement of the predetermined performance goal and the individual executive officers' performance. A portion of the award is paid in cash and a portion of the award is paid in restricted stock. For the year ending December 31, 2003, executive officers listed in the Summary Compensation Table on page 12 were paid a total of $951,588 in cash and restricted stock valued at $364,591 based on 2003 results against pre-approved goals. The award was paid on March 5, 2004 and is reflected in the 2003 Summary Compensation Table.

     o EQUITY COMPENSATION. The Committee considers equity compensation an essential tool in aligning the interests of management with those of the Corporation's stockholders. The Committee uses a combination of stock options and restricted stock awards to provide equity compensation to management.

     Under the Corporation's option plans, participants are eligible to receive stock options, stock appreciation rights ("SARs") or shares of restricted stock. Options are subject to vesting and forfeiture as determined by the Committee. Options and SARs are generally granted at the average of the highest price and the lowest price of the Common Stock as traded on the New York Stock Exchange on the date of the grant and vest at the rate of 33.33% on each of the first, second, and third anniversary of the grant. Such awards acquire value only if the Corporation's stock price increases.

     The Committee has authority to grant restricted stock awards and to set the amount of any such award and the nature of the award. Restricted stock awards were made in conjunction with the payment of the 2003 Management Incentive Plan awards. Shares of restricted stock, as authorized by the Committee, vest over a 5-year period at the rate of 20% per year assuming the recipients continue employment with the Corporation or the Bank. The Committee believes the restricted stock awards provide a direct link between the value created for the Corporation's stockholders and the compensation paid to executive officers and further serve as an executive retention tool and also enable the executives to achieve their share ownership targets.

Long-Term Incentive Plan

     Following a comprehensive review of executive compensation conducted with the assistance of Mercer Human Resources Consulting, the Committee recommended to the Board and the Board approved the implementation of a Long-Term Incentive Plan (the "LTIP") effective January 1, 2004.

     The purpose of the LTIP is to promote the growth and the financial success of the Corporation by implementing a performance based long-term incentive program to motivate and reward participants for the achievement of long-term business strategies and goals. The LTIP approved for implementation beginning January 1, 2004 is a multi-year performance plan. The first performance measurement period is a three-year period beginning January 1, 2004 and ending December 31, 2006. A new plan measurement period with new goals will be established each year. Performance goals and incentive opportunities will be approved by the Committee. The Committee has determined that the performance measures for the LTIP will include measures that assess the Corporation's performance in a comparative manner to a broader base of banks.

     The Committee has also determined that payout of the LTIP will be in the form of restricted stock to foster the share ownership targets for participating executives. Once an executive has achieved their share ownership targets, the participants may request to receive up to 50% of their LTIP in cash.

     In implementing the LTIP, the Committee has determined to adjust the compensation of participating executives. Specifically, the annual incentive compensation opportunity available under the annual Management Incentive Plan will be reduced as the LTIP is fully implemented.

     In the review of total compensation, the Committee concluded that implementation of the LTIP, including the restructuring of incentive awards, provides a total compensation level for participants that is competitive in the marketplace and supports improving stockholder value.

Compensation of the Chief Executive Officer

     The Committee determines the Chief Executive Officer's compensation, and in making that determination considers:

     o    The performance of the Corporation, including earnings per share;
     o The Chief Executive Officer's compensation compared to marketplace practices for similarly sized financial institutions; and
     o    Leadership of the organization.

     Mr. Fitzgerald's compensation for 2003 is reported in the Summary Compensation Table on page 12. In March 2003, Mr. Fitzgerald received stock option awards and an increase in his base salary. In deciding to make the increase in base pay and grant incentive and non-incentive stock option awards the Committee considered the Corporation's performance for the period ending December 31, 2002. Under Mr. Fitzgerald's leadership the Corporation reported earnings per share that exceeded the performance goals approved by the Committee and the Board early in 2002. Other key performance measures such as net income, return on average stockholders' equity and return on average assets also exceeded the Committee's approved 2002 performance goals, which contributed to the Committee's decision to increase Mr. Fitzgerald's base salary compensation effective March 1, 2003. The Committee also considered information provided by Mercer Human Resources Consulting, an outside professional consulting firm, regarding competitive marketplace practices relative to base pay increases and stock option award practices.

     Pursuant to the terms of the Management Incentive Plan, Mr. Fitzgerald received a cash bonus of $459,824 (paid on March 5, 2004) and 4,303 shares of restricted stock with a market value of $114,933 as of December 31, 2003. This incentive payment for 2003 was based on the Corporation's performance relative to the pre-approved annual performance goal for the Management Incentive Plan. The annual performance goal was approved by the Committee and the Board in early 2003. In approving the 2003 Management Incentive Plan, the Committee considered information from Mercer Human Resources Consulting indicating that the Corporation's annual incentive plan design is sound and that award levels are competitive and not excessive relative to marketplace practices. The Committee believes that the Corporation's executive compensation program serves the Corporation and all its stockholders by providing a direct link between the interest of the executive officers and the stockholders generally, and by helping attract and retain qualified executive officers who are dedicated to the long-term success of the Corporation.

                                            COMPENSATION COMMITTEE
                                            Carl G. Mammel (Chairman)
                                            Michael P. Glinsky
                                            Aldo J. Tesi
                                            George R. Zoffinger

                           SUMMARY COMPENSATION TABLE


     The following table sets forth for the periods shown the cash and noncash compensation for each of (i) the Chief Executive Officer, and (ii) the four highest paid executive officers of the Corporation and the Bank.

                                                                                         Long-Term Compensation
                                                                                                  Awards
                                                                                    -------------------------------
                                                           Annual Compensation (1)                       Securities
Name and Principal                                         -----------------------  Restricted Stock    Underlying    All Other
       Position                                Year       Salary         Bonus        Awards (2)          Options  Compensation (3)
-----------------------------                  ----       ------         -----        ----------          -------  ----------------
William A. Fitzgerald                         2003       $704,413      $459,824        $114,933           100,000       $56,354
  Chairman and Chief Executive Officer        2002        673,066       412,295         412,295           150,000        53,845
  of the Corporation and the Bank             2001        624,183       433,686         433,686           142,478        58,722

Robert J. Hutchinson (4)                      2003       $393,400      $194,559        $ 64,852            50,000       $31,471
  President and Chief Operating Officer       2002        357,000       169,388         169,388            70,000        16,818
  of the Corporation and the Bank             2001        226,667       172,014         137,014           100,000            --

David S. Fisher                               2003       $292,633      $119,599        $ 71,690            40,000       $17,852
  Executive Vice President and Chief          2002        277,333       131,976         131,976            50,000        16,640
  Financial Officer of the Corporation        2001        255,000       139,698         139,698            40,000         6,500
  and the Bank

John S. Morris (5)                            2003       $232,500      $103,242        $ 57,346            12,000       $15,510
  Executive Vice President and Chief          2002        225,000        85,597          85,597                --            --
    Credit Officer of the Bank                2001         14,062        37,500              --            50,000            --

Lauren W. Kingry                              2003       $204,177     $  74,364        $ 55,770            12,000       $14,569
  Executive Vice President of the Bank        2002        196,326        79,894          79,894            10,000        15,706
                                              2001        178,237        87,838          87,838            12,000        14,699

------------------------
(1) Does not include certain perquisite and other personal benefits which do not exceed the lesser of $50,000 or 10% of the individual's salary and bonus.
(2) Represents awards approved by the Compensation Committee in conjunction with the Corporation's Management Incentive Plan. See "Compensation Committee Report on Executive Compensation -- Overview and Objectives." Restricted stock granted in 2003, 2002 and 2001 vests over a period of five years, at a rate of 20% per year, assuming continued service with the Corporation. As of December 31, 2003, the number and value, based on the closing sales price of the Common Stock of $26.71 at December 31, 2003, of the unvested restricted stock holdings for Messrs. Fitzgerald, Hutchinson, Fisher, Morris and Kingry, were 30,846 shares (value of $823,897), 11,730 shares (value of $313,308), 10,773 shares (value of $287,747), 5,079 shares
     (value of $135,660) and 7,235 shares (value of $193,247), respectively. Dividends are payable on these shares if and to the extent paid on the Common Stock generally. Upon a change in control of the Corporation, all restrictions on the restricted stock immediately lapse.
(3) Includes net contributions to the Bank's 401(k) Plan on behalf of each of the named executive officers to match elective deferral contributions made by each to such plan and amounts paid under the Bank's Deferred
     Compensation Plan. Matching contributions under the Bank's 401(k) Plan amounted to $6,359, $4,805, $12,000, $12,000 and $12,000, while the employer matching contributions under the Deferred Compensation Plan benefits were $49,995, $26,666, $5,852, $3,510 and $2,569 for Messrs.
     Fitzgerald, Hutchinson, Fisher, Morris and Kingry, respectively.
(4)  Mr. Hutchinson joined the Corporation on May 1, 2001.
(5)  Mr. Morris joined the Corporation on December 10, 2001.

OPTION GRANTS TABLE

     The following table contains information concerning the grant of stock options to the Chief Executive Officer and each of the other executive officers named in the preceding Summary Compensation Table during the year ended December 31, 2003. All such option grants vest over a three year period.

                                         Individual Grants                           Potential Realizable
                           --------------------------------------------------          Value at Assumed
                           Number of     % of Total                                  Annual Rates of Stock
                           Securities     Options                                     Price Appreciation
                           Underlying    Granted to      Exercise                       for Option Term
                            Options     Employees in      or Base  Expiration      -----------------------
Name                        Granted     Fiscal Year        Price      Date           5%              10%
----                       --------     ------------      -------    ------        ------          -------
William A. Fitzgerald        100,000         15.0%        $22.54     2/27/13       $1,417,528      $3,592,296
Robert J. Hutchinson          50,000          7.5          22.54     2/27/13          708,764       1,796,148
David S. Fisher               40,000          6.0          22.54     2/27/13          567,011       1,436,918
John S. Morris                12,000          1.8          22.54     2/27/13          170,103         431,075
Lauren W. Kingry              12,000          1.8          22.54     2/27/13          170,103         431,075

OPTION YEAR-END VALUE TABLE

     The following table sets forth information concerning the value of options held by the Chief Executive Officer and the other named executive officers at December 31, 2003. None of these individuals exercised any stock options during the year ended December 31, 2003.

                                           Number of Securities                  Value of Unexercised
                                          Underlying Unexercised                 In-the-Money Options
                                        Options at Fiscal Year-End               at Fiscal Year-End (1)
                                        ----------------------------         ----------------------------
Name                                    Exercisable  Unexercisable           Exercisable    Unexercisable
----                                    -----------  -------------           -----------    -------------
William A. Fitzgerald                      606,929      248,836              $ 2,849,641     $  814,004
Robert J. Hutchinson                       123,333       96,667                  507,899        288,301
David S. Fisher                             93,327       86,673                  716,087        286,613
John S. Morris                              50,000       12,000                  181,500         50,040
Lauren W. Kingry                            28,633       22,667                  146,975         80,281

-------------------

(1) Based on the closing sales price of the Common Stock as reported on the New York Stock Exchange on December 31, 2003, which was $26.71.

EMPLOYMENT AND CHANGE IN CONTROL AGREEMENTS

     The Corporation has entered into an agreement with William A. Fitzgerald. Pursuant to the agreement, Mr. Fitzgerald is employed as Chairman of the Board and Chief Executive Officer of the Corporation and the Bank. Mr. Fitzgerald receives an annual salary and bonus determined by agreement with the Board of Directors, but in no event less than the rate of compensation Mr. Fitzgerald received on June 8, 1995, the effective date of the agreement. The term of the employment agreement is for three years, and the Boards of Directors of the Corporation and the Bank annually review the employment agreement and may extend the agreement for an additional one-year period beyond the effective expiration date. The agreement presently expires on June 8, 2006. The contract provides for termination for cause or in certain events specified by regulatory authorities. The contract is also terminable by the Bank without cause wherein Mr. Fitzgerald would be entitled to receive all compensation and benefits through the effective date of termination, plus a severance payment equal to 36 months of base salary. Mr. Fitzgerald shall be entitled to the same benefits and severance in the event he becomes disabled while the agreement is in effect. In the event Mr. Fitzgerald dies while the agreement is in effect, his heirs shall receive a severance payment equal to 12 months of base salary. No such benefit is payable should Mr. Fitzgerald retire. The agreement provides, among other things, for Mr. Fitzgerald's participation in an equitable manner in all benefits available to executive officers of the Corporation and the Bank, including:

     o    short-term   and  long-term   incentive   compensation   and  deferred
          compensation;
     o    health, disability, life insurance,  retirement and vacation benefits;
          and
     o    any benefits available under perquisite programs.

     The Corporation and the Bank have also entered into change in control agreements with Messrs. Fitzgerald, Hutchinson, Fisher, Morris, and Kingry. Under these agreements, if in anticipation of a change of control, or during the three-year period after a change of control event has occurred, the executive's employment is terminated other than for "cause," the executive will continue to receive, in equal monthly installments, the base salary and all commissions and bonuses (including short-term and long-term incentive programs and stock options granted pursuant to the Corporation's executive incentive plan) in effect at the time of the involuntary termination for a period of 35.88 months from the date of termination reduced by the number of months the executive remained in the employ of the Corporation or the Bank after the change of control event occurred. During the months for which the executive receives installment payments under this agreement, the executive shall also continue to participate in any health, disability, and life insurance plans to the same extent as if the executive were an employee of the Corporation or the Bank or of any successor corporation. Further, the executive will continue to participate in any perquisite programs through the end of the period for which compensation is being paid. It is the intent of the plan that the payments will not constitute a parachute payment as defined in Section 280G in the Internal Revenue Code. Accordingly, all benefits and payments under the plan shall be reduced if necessary to the largest aggregate amount that will result in no portion of the payments being subject to federal excise tax or being nondeductible to the Corporation and the Bank for federal income tax purposes under Section 280G or 499 of the Code.

     A "change in control" generally is deemed to have occurred under these agreements in each of the following events: (i) the acquisition by any individual, entity or group of beneficial ownership of 49% or more of either the then-outstanding shares of the Corporation's Common Stock, or the combined voting power of the then-outstanding voting securities of the Corporation entitled to vote generally in the election of directors; (ii) individuals who, as of the date of the relevant agreement, constitute the Board of Directors of the Corporation (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of the Corporation, provided, however, that any individual later becoming a director whose election, or nomination for election by the Corporation's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board; (iii) consummation of a reorganization, merger, consolidation or a sale or other disposition of all or substantially all of the assets of the Corporation (each, a "Business Combination"), in each case unless, following such Business Combination, (a) all or substantially all of the individuals and entities that were the beneficial owners of the Corporation's outstanding Common Stock or other voting securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of Common Stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination in substantially the same proportions as their ownership immediately prior to such Business Combination of the outstanding Common Stock and other voting securities, as the case may be, (b) no person beneficially owns, directly or indirectly, 49% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such corporation, except to the extent that such ownership existed prior to the Business Combination; and (c) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board of Directors providing for such Business Combination; or (iv) approval by the stockholders of the Corporation of a complete liquidation or dissolution of the Corporation.

     The executive shall also be entitled to receive the payments and benefits described above in the event of a "constructive involuntary termination," which under the terms of the agreements shall be deemed to have occurred if, in anticipation of or during the three-year period following a change in control,

     o the executive is assigned duties inconsistent with, or action is taken to diminish, the executive's position (including status, offices, titles and reporting requirements), duties or responsibilities,
     o    the executive's compensation is reduced,
     o the level of the executive's participation in incentive compensation is reduced or eliminated,
     o the executive's benefit coverage or perquisites are reduced or eliminated, except to the extent such reduction or elimination applies to all other employees,
     o the executive's office location is changed to a location more than 50 miles from the location of the executive's office at the time of the change in control,
     o the executive's employment is terminated other than as permitted by the agreement, or
     o the executive terminates employment for any reason during the 30-day period following the first anniversary of the change of control event.

     Pursuant to the terms of a separate  agreement between the Bank and William
A. Fitzgerald, in the event of Mr. Fitzgerald's termination of employment with the Bank, Mr. Fitzgerald will be entitled to receive in 120 equal monthly installments an amount equal to three times his highest annual salary received from the Bank during the five-year period ending with the close of the fiscal year in which he attained age 65. In the event of his death before the payment of all installments, all remaining installments shall be paid to his designated beneficiary. In the event of the death of both Mr. Fitzgerald and the designated beneficiary, all remaining unpaid installments shall be paid in one lump sum payment to the estate of the designated beneficiary. Pursuant to the terms of the agreement, the right to receive any and all unpaid installments will be forfeited upon the occurrence of any of the following events (i) without the approval of the Board of Directors, Mr. Fitzgerald has or possesses, directly or indirectly, any interest competing with or inimical to the interests of the Bank within an area within a 300 mile radius of Omaha, Nebraska, or (ii) Mr.
Fitzgerald engages in any activity or conduct which, in the opinion of the Board, is inimical to the interests of the Bank.

--------------------------------------------------------------------------------
                             DIRECTORS' COMPENSATION
--------------------------------------------------------------------------------

     Individuals who serve as directors of the Corporation or the Bank, with the exception of William A. Fitzgerald and Robert J. Hutchinson, who are officers of the Corporation and the Bank, are compensated for their service as directors. There are nine non-employee directors of the Corporation and three additional non-employee directors of the Bank. During 2003, directors received $500 per month for service on the Board of the Corporation and $1,500 per month for service on the Board of the Bank, plus $1,000 for each Corporation or Bank Board or Committee meeting attended. The Chairman of the Audit Committee receives an annual fee of $10,000 and the Chairman of the Compensation Committee, the Finance Committee and the Governance/Nominating Committee each receive an additional $3,000 per year. The 1996 and 2002 Stock Option and Incentive Plans allow Directors to elect to substitute cash compensation payable to them as Directors' fees for discounted non-incentive stock options with an exercise price equal to 75% of the market value of the optioned shares. The aggregate difference between the exercise price and the market value of the underlying shares equals the compensation foregone. In no event shall the exercise price of the stock option be less than 50% of the market value of the underlying shares on the date of the grant. For 2003, a total of 70,403 non-incentive stock options were granted in lieu of cash remuneration to the non-employee directors of the Corporation and the Bank. In addition, non-employee directors of the Corporation and the Bank each received 5,000 non-incentive stock options, totaling 60,000 shares, on February 27, 2003, and again on February 25, 2004.

--------------------------------------------------------------------------------
                     TRANSACTIONS WITH MANAGEMENT AND OTHERS
--------------------------------------------------------------------------------

     The Bank offers first and second mortgages, refinance, equity and various consumer loans to its directors, officers and employees. Loans to executive officers and directors are made in the ordinary course of business on substantially the same terms and collateral, including interest rates and loan fees charged, as those of comparable transactions prevailing at the time and do not involve more than the normal risk of collectibility or present other unfavorable features. The Bank was billed $291,850 by The Gallup Organization ("Gallup") during the year ended December 31, 2003, for management consulting services. Ms. Jane E. Miller, a director of the Bank and a nominee for director of the Corporation, is the Chief Operating Officer and Executive Vice President of Gallup. The Corporation retains Gallup from time to time on an as needed basis and anticipates that it may retain Gallup to provide management consulting services in 2004.

--------------------------------------------------------------------------------
                       COMPARATIVE STOCK PERFORMANCE GRAPH
--------------------------------------------------------------------------------

     The graph set forth below compares the cumulative total stockholder return on the Common Stock over the last five years with the cumulative total return on the S&P 500 Index and an index comprised of the top 50 publicly traded thrifts in the United States based on total asset size over the same period. Cumulative total return on the stock or the index equals the total increase in value from December 31, 1998 to December 31, 2003, assuming reinvestment of all dividends paid into the stock or the index, respectively. The graph was prepared assuming that $100 was invested on December 31, 1998, in the Common Stock and in the respective indices.

                   December 31, 1998 through December 31, 2003

     [Line graph appears here depicting the cumulative total stockholder return of $100 invested in the Common Stock as compared to $100 invested in all companies whose equity securities are traded on the S&P 500 Index and as compared to an index comprised of the top 50 publicly traded thrifts. Line graph plots the cumulative total return from December 31, 1998 to December 31, 2003. Plot points are provided below.]


                                           Cumulative Total Return
                             ---------------------------------------------------
                              12/98  12/99     12/00    12/01     12/02   12/03
                              -----  -----     -----    -----     -----   -----
COMMERCIAL FEDERAL BANK     $100.00  $ 78     $ 86      $106      $107    $124
S&P 500 INDEX                100.00   121      110        97        76      97
PEER GROUP                   100.00    79      139       143       167     232

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

     In order to be eligible for inclusion in the Corporation's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Corporation's executive office at 13220 California Street, Omaha, Nebraska 68154 no later than December 3, 2004. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

     Stockholder proposals, other than those submitted pursuant to the Exchange Act, must be submitted in writing to the Corporation's principal executive office at the address given in the preceding paragraph not less than 60 days prior to the date of such meeting.


--------------------------------------------------------------------------------
                             AUDIT COMMITTEE REPORT
--------------------------------------------------------------------------------

     In accordance with its charter, the Audit Committee assists the Board of Directors in its oversight of the accounting, auditing and financial reporting practices of the Corporation. The Audit Committee Charter is included as Exhibit A to this Proxy Statement.

     The Audit Committee of the Corporation consists of five members, who in the business judgement of the Board of Directors are independent and financially literate as defined by the New York Stock Exchange as well as being designated as audit committee financial experts as defined by the rules of the Securities and Exchange Commission.

     Management is responsible for the Corporation's internal control and financial reporting process. The independent auditors are responsible for performing an audit of the Corporation's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and for issuing a report on such financial statements. The Audit Committee's responsibility is to monitor and oversee these processes.

     In performing its oversight function, the Audit Committee discussed with management, the internal auditors and the independent auditors the quality and adequacy of the Corporation's internal controls and the internal audit function's organization, responsibilities and staffing. The Audit Committee reviews with both the independent and internal auditors their audit plans, audit scope and identification of audit risks. The Audit Committee meets individually, at least once annually, with the Corporation's independent auditors, the Corporation's internal auditors and management.

     The Audit Committee has adopted a policy of pre-approving all audit and non-audit services performed by the Corporation's independent auditors. The Audit Committee has also established a procedure whereby persons with complaints or concerns about accounting, internal control or auditing matters may report these complaints and concerns confidentially and anonymously to the Audit Committee.

     The Audit Committee has reviewed and discussed the Corporation's audited consolidated financial statements for the year ended December 31, 2003 with management and has discussed with Deloitte & Touche LLP ("Deloitte & Touche"), the Corporation's independent auditors, the matters required to be discussed under Statement on Auditing Standards No. 61, as amended ("SAS 61") "Communications with Audit Committees." In addition, the Audit Committee has received from Deloitte & Touche the written disclosures and the letter required to be delivered by Deloitte & Touche under Independence Standards Board Standard No. 1 ("ISB Standard No. 1") "Independence Discussions with Audit Committees" addressing all relationships between the auditors and the Corporation that might bear on the auditors' independence. The Audit Committee has reviewed the materials received from Deloitte & Touche and has met with representatives of Deloitte & Touche to discuss the independence of the auditing firm.

     In connection with the standards for independence of the Corporation's independent auditors promulgated by the Securities and Exchange Commission, the Audit Committee has reviewed the non-audit services provided by the Corporation's independent auditors and has considered whether the provision of such services is compatible with maintaining the independence of the Corporation's independent auditors.

     Based on the Audit Committee's review of the financial statements, its discussion with Deloitte & Touche regarding SAS 61, the written materials provided by Deloitte & Touche under ISB Standard No. 1 and the related discussion with Deloitte & Touche of their independence, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements of the Corporation be included in its Annual Report on Form 10-K for the year ended December 31, 2003, for filing with the Securities and Exchange Commission.

                                        THE AUDIT COMMITTEE
                                        Michael P. Glinsky (Chairman)
                                        Carl G. Mammel
                                        Robert S. Milligan
                                        Aldo J. Tesi
                                        Joseph J. Whiteside

--------------------------------------------------------------------------------
              PROPOSAL II - RATIFICATION OF APPOINTMENT OF AUDITORS
--------------------------------------------------------------------------------

     The Audit Committee of the Board of Directors has selected the firm of Deloitte & Touche as the Corporation's auditors for the year ending December 31, 2004, subject to ratification by the Corporation's stockholders. The selection of Deloitte & Touche was based on the qualifications of that firm including their prior performance and their reputation for integrity and for competence in the fields of accounting and auditing. Representatives of Deloitte & Touche are expected to be present at the Meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement if they so desire.

     All services rendered to the Corporation by Deloitte & Touche are permissible under applicable laws, rules and regulations and are pre-approved by the Audit Committee. These services are actively monitored by the Audit Committee to maintain the appropriate objectivity and independence in Deloitte & Touche's audit.

FEES PAID TO INDEPENDENT AUDITOR

     The following table presents fees for professional audit services performed by Deloitte & Touche regarding the audit of the Corporation's annual consolidated financial statements for the years ended December 31, 2003 and 2002, and fees billed for the other services rendered by Deloitte & Touche during those years.

                                     2003                     2002
                            ------------------        ------------------

Audit Fees (1)              $       506,000           $      389,000
Audit-Related Fees (2)               44,930                   62,000
Tax Fees (3)                        314,210                  123,000
All Other Fees (4)                       --                1,125,000
---------------
(1) Audit fees include billings for the audit of the Corporation's annual consolidated financial statements, review of the Corporation's quarterly consolidated financial statements and attestation of management's assessment of internal controls as required by the Federal Deposit Insurance Corporation Improvement Act of 1991.
(2) Audit-related fees consist of billings relating to annual audits of the Corporation's benefit plans, as well as consultations on financial accounting and reporting issues.
(3) Tax fees relate to the services provided for the review of the Corporation's tax returns ($34,500 and $27,500 for 2003 and 2002, respectively) and for tax planning and consulting issues ($279,710 and $95,500 for 2003 and 2002, respectively).
(4) All other fees include fees incurred in 2002, totaling $1,125,000, for Gramm-Leach-Bliley Act privacy procedures and consultation on efficiency of operations, of which $772,000 were billed by Deloitte Consulting, an affiliate of Deloitte & Touche.

     THE APPOINTMENT OF THE AUDITORS MUST BE APPROVED BY A MAJORITY OF THE VOTES CAST BY THE STOCKHOLDERS OF THE CORPORATION AT THE MEETING. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE RATIFICATION OF THE APPOINTMENT OF AUDITORS.

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

     Pursuant to regulations promulgated under the Securities Exchange Act of 1934, as amended, the Corporation's directors and officers and persons who own more than 10% of the outstanding Common Stock ("Insiders") are required to file reports detailing their ownership and changes of ownership in such Common Stock, and to furnish the Corporation with copies of all such reports. Based solely on its review of the copies of such reports or written representations that no such reports were necessary that the Corporation received during the past year or with respect to the last year, management believes that during the year ended December 31, 2003, all of the Corporation's Insiders complied with these reporting requirements.


--------------------------------------------------------------------------------
                            EXPENSES OF SOLICITATION
--------------------------------------------------------------------------------

     The cost of soliciting proxies will be borne by the Corporation. The Corporation will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Corporation may solicit proxies personally or by telephone or other electronic means without additional compensation. The Corporation has retained D. F. King & Co., Inc. to assist in the solicitation of proxies by mail, personally or by telephone or other means of communication, for a fee estimated at $8,000 plus expenses.


--------------------------------------------------------------------------------
                HOUSEHOLDING OF PROXY STATEMENT AND ANNUAL REPORT
--------------------------------------------------------------------------------

     It is the Corporation's policy to "Household" Annual Reports, Proxy Statement and similar documents. Only one Summary Annual Report, Annual Report on Form 10-K and Proxy Statement are being sent to multiple stockholders sharing a single address unless the Corporation has received instructions to the contrary. The Corporation will continue to separately mail a proxy card for each registered stockholder account. You may send a written request for additional copies of proxy material to: Investor Relations Department, Commercial Federal Corporation, 13220 California Street, Omaha, Nebraska 68154.


--------------------------------------------------------------------------------
             ANNUAL REPORT TO STOCKHOLDERS AND FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     The Corporation's 2003 Summary Annual Report to Stockholders and its Annual Report on Form 10-K for the year ended December 31, 2003 (the "Form 10-K"), including financial statements, are being mailed to all stockholders of record as of the close of business on March 24, 2004, together with this Proxy Statement. Any stockholder who has not received copies of such reports or who desires copies of the exhibits to the Form 10-K may obtain copies by writing to the Secretary of the Corporation. Such reports are not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.

-------------------------------------------------------------------------------
                                  OTHER MATTERS
-------------------------------------------------------------------------------

     The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof as determined by a majority of the Board of Directors.

                                            BY ORDER OF THE BOARD OF DIRECTORS

                                            /s/ Gary L. Matter


                                            GARY L. MATTER
                                            SECRETARY
Omaha, Nebraska
April 2, 2004

                              [FORM OF PROXY CARD]

                         COMMERCIAL FEDERAL CORPORATION

            This Proxy is solicited by the Board of Directors for the
                   May 11, 2004 Annual Meeting of Stockholders

     The undersigned hereby appoints Michael P. Glinsky, Robert S. Milligan and William A. Fitzgerald, and each of them, with full power of substitution, as attorneys in fact, agents and proxies for the undersigned to vote all of the shares of Common Stock, par value $.01 per share, of COMMERCIAL FEDERAL CORPORATION (the "Corporation") which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the Omaha Marriott Hotel, 10220 Regency Circle, Omaha, Nebraska on Tuesday, May 11, 2004 at 10:00 a.m. Central Time, local time, and at any and all adjournments or postponements thereof (the "Meeting") as indicated below and as directed by the Board of Directors, with respect to such other matters as may properly come before the Meeting.

     THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO DIRECTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY "FOR" PROPOSAL I AND "FOR" PROPOSAL II. IF OTHER MATTERS ARE PROPERLY BROUGHT BEFORE THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS. There is cumulative voting in the election of directors and, unless otherwise indicated by the stockholder, a vote for the nominees listed in Proposal I will give the proxies discretionary authority to cumulate all votes to which the undersigned is entitled and to allocate such votes in favor of one or more of such nominees, as the proxies may determine.

     THE UNDERSIGNED HEREBY REVOKES ANY PREVIOUS PROXIES WITH RESPECT TO THE MATTERS COVERED BY THIS PROXY.

I. The election as directors of all nominees listed below (except as marked to the contrary):

         For terms to expire in 2007

         Talton K. Anderson
         James P. O'Donnell
         Robert J. Hutchinson
         Jane E. Miller

         [  ]  FOR        [  ]  WITHHOLD AUTHORITY FOR ALL NOMINEES

          INSTRUCTION: TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE(S), MARK "FOR" ABOVE AND WRITE THE NAME(S) OF THE NOMINEE(S) FOR WHOM YOU DO NOT WISH TO VOTE ON THE LINE BELOW.
          ---

          -------------------------------------

II. Ratification of the appointment of Deloitte & Touche LLP as the Corporation's independent auditors for the year ending December 31, 2004

             [   ] FOR         [   ]  AGAINST        [   ]  ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES AND "FOR" THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & Touche LLP.

                    Please sign exactly as your name appears on this card. Joint owners should each sign personally. Corporation proxies should be signed in corporate name by an authorized officer. Executors, administrators, trustees or guardians should give their title when signing.

                    Date: _____________________________________

                    Signature(s): _______________________________

                                  _______________________________

              Please Sign, Date and Mail your Proxy Promptly in the
                         Enclosed Postage-Paid Envelope.